Emerging Markets Fund

Advisory Fee Waiver

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Emerging Markets Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, 0.319% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Equity Income Fund

Advisory Fee Waiver

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Equity Income Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, 0.05% of its advisory fee for the Fund.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Global Equity Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Global Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund level expenses exceed 0.79% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Global Infrastructure Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Global Infrastructure Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.85% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Global Real Estate Securities Fund

Advisory Fee Waiver

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Global Real Estate Securities Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, 0.05% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

International Developed Markets Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company International Developed Markets Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Investment Grade Bond Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Investment Grade Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.32% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

LifePoints Target Portfolio Funds

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company LifePoints® Funds Target Portfolio Series: Conservative Strategy, Moderate Strategy and Balanced Strategy Funds (the “Funds”)

Dear Mr. Swanson:

For each of the above named Funds individually, Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Multi-Asset Growth Strategy Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Multi-Asset Growth Strategy Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund level expenses exceed 0.73% of the average daily net assets of the Fund on an annual basis.

Direct fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Multifactor Bond Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Multifactor Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.26% of the average daily net assets of the Fund on an annual basis.

Direct fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Multifactor International Equity Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Multifactor International Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Multifactor U.S. Equity Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Multifactor U.S. Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.35% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Multi-Strategy Income Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Multi-Strategy Income Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund level expenses exceed 0.57% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Opportunistic Credit Fund

Advisory Fee Waiver

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Opportunistic Credit Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, 0.419% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Real Assets Fund

Direct Expense Cap

Advisory and Administrative Fee Waivers

03/1/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Real Assets Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses and expenses of the Subsidiary (as defined below) borne indirectly by the Fund to the extent such expenses exceed 0.74% of the average daily net assets of the Fund on an annual basis (“Waiver A”). Waiver A (1) may not be terminated during the relevant period except at the Board’s discretion and (2) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

Direct fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Additionally, the wholly-owned subsidiary of the Fund (the “Subsidiary”), pays RIM an advisory fee and pays Russell Investments Fund Services, LLC (“RIFUS”) an administrative fee at the annual rates of up to 0.75% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”).

RIM and RIFUS each agree to permanently waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIM and RIFUS, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIM and RIFUS, if any (“Waiver B,” and together with Waiver A, the “Waivers”). Waiver B may not be terminated by RIM or RIFUS and shall remain in effect as long as their advisory and administrative agreements with the Subsidiary are in place.

In no event will RIM or RIFUS be required to waive fees or reimburse the Fund for any amount in excess of accrued aggregate advisory and administrative fees attributable to any day.

These Waivers supersede any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENTS
FUND SERVICES, LLC

By:
Kari Seabrands
Director, Fund Administration

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Short Duration Bond Fund

Advisory Fee Waiver

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Short Duration Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, 0.144% of its advisory fee for the Fund; provided that the advisory fee waiver shall be reduced by any reduction in the advisory fee due to the application of advisory fee breakpoints.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Strategic Bond Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Strategic Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Sustainable Equity Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Sustainable Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund level expenses exceed 0.66% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Tax-Exempt High Yield Bond Fund

Direct Expense Cap

03/01/22 to 2/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Tax-Exempt High Yield Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Tax-Managed International Equity Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 2nd Ave.

Seattle, WA 98101

Re:	Tax-Managed International Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund level expenses exceed 0.84% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer, Chief Financial Officer and Chief Accounting Officer

Tax-Managed Real Assets Fund

Direct Expense Cap

03/1/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Tax-Managed Real Assets Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund level expenses exceed 0.88% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Tax-Managed U.S. Large Cap Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 2nd Ave.

Seattle, WA 98101

Re:	Tax-Managed U.S. Large Cap Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund level expenses exceed 0.72% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer, Chief Financial Officer and Chief Accounting Officer

U.S. TMM&SC

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.05% of the average daily net assets of that Fund on an annual basis.

Direct fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Equity Growth Strategy Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company LifePoints® Funds Target Portfolio Series: Equity Growth Strategy Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.11% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Growth Strategy Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company LifePoints® Funds Target Portfolio Series: Growth Strategy Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”) agrees, until February 28, 2023, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.099% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

TA Fee Waivers

03/01/22 through 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Dear Mr. Swanson:

Russell Investments Fund Services, LLC (“RIFUS”), as transfer agent to Russell Investment Company (“RIC”), agrees to waive, at least through February 28, 2023, a portion of its transfer agency fees for certain Classes of certain RIC Funds as set forth in the table below.

Fund and Class	Amount Waived
Equity Income Fund – Class S	0.04%
Equity Income Fund – Class M	0.10%
Equity Income Fund – R6	0.02%
Sustainable Equity Fund – Class S	0.04%
Sustainable Equity Fund – Class M	0.10%
Sustainable Equity Fund – Class R6	0.02%
U.S. Strategic Equity Fund – Class A, C, C1, R6 & S	0.02%
U.S. Strategic Equity Fund – Class M	0.12%
U.S. Small Cap Equity Fund – Class S	0.04%
U.S. Small Cap Equity Fund – Class M	0.14%
U.S. Small Cap Equity Fund – Class R6	0.02%
International Developed Markets Fund – Class S	0.04%
International Developed Markets Fund – Class M	0.14%
International Developed Markets Fund – Class R6	0.02%
Global Equity Fund – Class M	0.10%
Global Equity Fund – Class R6	0.02%
Emerging Markets Fund – Class A, C, C1, R6 & S	0.02%
Emerging Markets Fund – Class M	0.12%
Tax-Managed U.S. Large Cap Fund – Class M	0.10%
Tax-Managed U.S. Mid & Small Cap Fund – Class A	0.02%
Tax-Managed U.S. Mid & Small Cap Fund – Class C, C1 & S	0.05%
Tax-Managed U.S. Mid & Small Cap Fund – Class M	0.15%
Tax-Managed International Equity Fund – Class M	0.10%
Tax-Managed Real Assets Fund – Class M	0.10%
Opportunistic Credit Fund – Class A, C, C1 & S	0.12%

Opportunistic Credit Fund – Class M	0.17%
Opportunistic Credit Fund – Class R6	0.02%
Unconstrained Total Return Fund – Class M	0.10%
Unconstrained Total Return Fund – Class R6	0.02%
Strategic Bond Fund – Class A, C & C1	0.04%
Strategic Bond Fund – Class S	0.06%
Strategic Bond Fund – Class M	0.16%
Strategic Bond Fund – Class R6	0.02%
Investment Grade Bond Fund – Class S	0.04%
Investment Grade Bond Fund – Class M	0.14%
Investment Grade Bond Fund – Class R6	0.02%
Short Duration Bond Fund – Class A, C, C1 & S	0.12%
Short Duration Bond Fund – Class M	0.17%
Short Duration Bond Fund – Class R6	0.02%
Tax-Exempt High Yield Bond Fund – Class M	0.10%
Tax-Exempt Bond Fund – Class A	0.02%
Tax-Exempt Bond Fund – Class C, C1 & S	0.06%
Tax-Exempt Bond Fund – Class M	0.16%
Global Infrastructure Fund – Class A, C, C1, R6 & S	0.02%
Global Infrastructure Fund – Class M	0.12%
Global Real Estate Securities Fund – Class M	0.10%
Global Real Estate Securities Fund – Class R6	0.02%
Real Assets Fund – Class M	0.10%
Real Assets Fund – Class R6	0.02%
Multi-Strategy Income Fund – Class M	0.10%
Multi-Strategy Income Fund – Class R6	0.02%
Multi-Asset Growth Strategy Fund – Class M	0.10%
Multi-Asset Growth Strategy Fund – Class R6	0.02%
Conservative Strategy Fund – Class A, C, C1	0.08%
Conservative Strategy Fund – Class S	0.02%
Conservative Strategy Fund – Class M	0.10%
Conservative Strategy Fund – Class R1, R4 & R5	0.15%
Moderate Strategy Fund – Class A, C, C1, R1, R4, R5	0.08%
Moderate Strategy Fund – Class M	0.10%
Balanced Strategy Fund – Class R1, R4 & R5	0.06%
Balanced Strategy Fund – Class A, C, C1 & M	0.10%
Growth Strategy Fund – Class R1, R4 & R5	0.05%
Growth Strategy Fund – Class M	0.10%
Equity Growth Strategy Fund – Class R1, R4 & R5	0.08%
Equity Growth Strategy Fund – Class M	0.10%

Multifactor U.S. Equity Fund – Class M	0.15%
Multifactor U.S. Equity Fund – Class R6	0.02%
Multifactor International Equity Fund – Class M	0.15%
Multifactor International Equity Fund – Class R6	0.02%
Multifactor Bond Fund – Class M	0.15%
Multifactor Bond Fund – Class R6	0.02%

This waiver (1) supersedes any prior transfer agency fee waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIFUS’ option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENTS FUND	Accepted and Agreed:
SERVICES, LLC	RUSSELL INVESTMENT COMPANY

By:	By:
Geoff Black	Mark E. Swanson
Director, Transfer Agent Services	Treasurer, Chief Financial Officer and Chief Accounting Officer

U.S. Strategic Equity Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company U.S. Strategic Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent such direct Fund-level expenses exceed 0.56% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer

Unconstrained Total Return Fund

Direct Expense Cap

03/01/22 to 02/28/23

March 1, 2022

Mr. Mark E. Swanson

Treasurer, Chief Financial Officer and Chief Accounting Officer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Unconstrained Total Return Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management, LLC (“RIM”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 28, 2023, up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis.

Direct fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, infrequent and/or unusual expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual advisory fee waiver or reimbursement arrangements and any prior non-contractual advisory fee waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIM’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT, LLC

By:
Katherine El-Hillow
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer, Chief Financial Officer and Chief Accounting Officer